vTv Therapeutics Announces Cadisegliatin Program for Type 1 Diabetes Placed on Clinical Hold
HIGH POINT, N.C., July 26, 2024 (GLOBE NEWSWIRE) -- vTv Therapeutics Inc. (Nasdaq: VTVT), a late stage biopharmaceutical company with an innovative clinical portfolio of small molecules and lead program in diabetes, today announced that the United States Food and Drug Administration (FDA) has placed a clinical hold on the cadisegliatin clinical program which includes the ongoing CATT1 Phase 3 trial in type 1 diabetes. Cadisegliatin is an oral, liver selective, glucokinase activator that has been well-tolerated in over 500 subjects to date with up to six months of treatment.
The clinical hold was based on the discovery of a chromatographic signal in a recent human absorption, distribution, metabolism, and excretion (ADME) study of cadisegliatin that could not be resolved by standard mass spectroscopy. The Agency requires a single in vitro study to characterize this signal before the cadisegliatin program can resume. No patient had been dosed in CATT1 at the time of the clinical hold, and past clinical studies did not reveal any clinically concerning safety issues.
“Patient safety is our top priority, and we appreciate the thoroughness of the FDA to better understand this signal. We are working diligently with the Agency to resolve the clinical hold and resume enrollment as quickly as possible,” said Paul Sekhri, Chairman, President and Chief Executive Officer of vTv Therapeutics. “Cadisegliatin demonstrated compelling efficacy and a favorable safety profile in over 500 subjects dosed to date, and we are highly encouraged at the potential of cadisegliatin to improve glycemic control and be a much-needed oral therapy for type 1 diabetes.”

About Cadisegliatin
Cadisegliatin (TTP399) is a novel, oral small molecule, liver selective glucokinase activator with first-in- class potential as an adjunct treatment for type 1 diabetes (T1D). Selectively acting on the liver, cadisegliatin increases the activity of glucokinase independently from insulin to improve glycemic control through hepatic glucose uptake and glycogen storage.
About vTv Therapeutics
vTv Therapeutics Inc. is a late stage biopharmaceutical company focused on developing novel oral, small molecule drug candidates to help treat millions with chronic diseases. vTv’s clinical pipeline is led by cadisegliatin, a potential first-in-class adjunctive therapy to insulin for the treatment of type 1 diabetes.
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LifeSci Advisors, LLC
arr@lifesciadvisors.com